POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Jennifer B. Reiners and William Zola, and each of them, his/her true and
lawful attorney-in-fact and agent in any and all capacities, to:

(1) execute for and on behalf of the undersigned, in the undersigned's capacity as a director or officer of Donnelley Financial Solutions, Inc. (the
"Company"), Forms 3, 4 and 5 in accordance with Section 16(a) of the
Securities Exchange Act of 1934, as amended (the "Exchange Act"), as well as
Forms 144 in accordance with the Securities Act of 1933 and the rules thereunder;
(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, 5, and/or Form 144, and timely file such Form(s) with the
United States Securities and Exchange Commission ("SEC") and the New York
Stock Exchange, including completion of Form ID or any other form or document required to utilize the SEC's electronic filing system; and
(3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact may be of benefit to, in
the best interest of, or legally required by, the undersigned, it being understood
the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-infact's
discretion.
The undersigned hereby grants to each attorney-in-fact named herein full power and authority to
do and perform any and every act and thing whatsoever requisite, necessary or proper to be done
in the exercise of any of the rights and powers herein granted, with full power of substitution or
revocation, hereby ratifying and confirming that such attorney-in-fact or such attorney-in-fact's
substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney
and the rights and powers herein granted. The undersigned acknowledges that the foregoing
attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming
nor is the Company assuming, any of the undersigned's responsibilities to comply with Section
16 of the Exchange Act, as amended.

The undersigned revokes all prior powers of attorney related to the subject matter of this Power
of Attorney. This Power of Attorney shall remain in full force and effect until the undersigned is
no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and
transactions in securities issued by the Company unless earlier revoked by the undersigned in
signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as
of this 27th day of June, 2022.

Chandar Pattabhiram
Printed Name

/s/ Chandar Pattabhirm___
Signature